SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2005 (December 8, 2005)

NSB HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4077 Forsyth Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 745-7720

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 8, 2005 NSB Holdings, Inc. (the “Registrant”) was notified that its Articles of Amendment amending its articles of incorporation to change its name to “Atlantic Southern Financial Group, Inc” were accepted for filing by the Secretary of State of Georgia.  The subsidiary bank of the Registrant has also changed its name from “New Southern Bank” to “Atlantic Southern Bank.”

Item 9.01  Financial Statements, Pro Forma Information, and Exhibits

Exhibit 3.1

Articles of Incorporation of Atlantic Southern Financial Group, Inc. (as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NSB HOLDINGS, INC.

Date: December 12, 2005	By:	/s/ Mark A. Stevens
Mark A. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

3.1	Articles of Incorporation of Atlantic Southern Financial Group, Inc. (as amended).